SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant  [ x ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement
[ x ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting  Material  Pursuant to  ss.240.14a-11(c)  or  ss.240.14a-12
[   ]   Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))

                     DATA TRANSMISSION NETWORK CORPORATION
                (Name of Registrant as Specified in its Charter)
                -----------------------------------------------
                   (Name of Person(s) Filing Proxy Statement
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ x ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
       or Item 22(a)(2) of Schedule 14A.

[   ] $500 per each party to the  controversy  pursuant to Exchange Act Rule
       14a-6(i)(3).

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)     Title of each class of securities to which transaction applies:

               ----------------------------------------------------------------
        2)     Aggregate number of securities to which transaction applies:

               ----------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ----------------------------------------------------------------
        4)     Proposed maximum aggregate value of transaction:

               ----------------------------------------------------------------
        5)     Total fee paid:

               ----------------------------------------------------------------

[   ]   Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
             1)      Amount Previously Paid:
                                            ---------------------------------
             2)      Form, Schedule or Registration Statement No.:
                                                                   -----------
             3)      Filing Party:
                                   ------------------------------------------
             4)      Date Filed:
                                   ------------------------------------------

                     DATA TRANSMISSION NETWORK CORPORATION
                        9110 West Dodge Road, Suite 200
                             Omaha, Nebraska 68114
                                 (402) 390-2328


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 26, 1995



     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Data Transmission Network Corporation, a Delaware corporation (the "Company"), will be held at the Holiday Inn - Old Mill, 655 North 108th Avenue, Omaha, Nebraska on Wednesday, April 26, 1995 at 10:00 A.M. Omaha time for the following purposes, as more fully described in the accompanying Proxy Statement:

     1.   To elect seven directors to the Board of Directors.

     2. To consider and vote upon a proposal to approve amendments to the Company's Non-Employee Directors Stock Option Plan.

     3. To consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the 1995 fiscal year.

     4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Any action may be taken on any one of the foregoing proposals at the meeting on the date specified above, or on any date or dates to which the meeting may be adjourned. The Board of Directors of the Company has fixed the close of business on March 1, 1995, as the record date for determination of the stockholders of the Company entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the self-addressed envelope provided. The giving of such proxy does not affect your right to vote in person in the event you attend the meeting.

                       BY ORDER OF THE BOARD OF DIRECTORS




Omaha, Nebraska                              Brian L. Larson
March 10, 1995                               Secretary

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                     DATA TRANSMISSION NETWORK CORPORATION
                                Proxy Statement



                        Index                                               Page
- --------------------------------------------------------------------------------

Proxy Statement ...........................................................    1

Proxies ...................................................................    1

Voting Securities .........................................................    1

Election of Directors .....................................................    2

Ownership By Certain Beneficial Owners ....................................    4

Executive Compensation ....................................................    6

Compensation Committee Report on Executive Compensation ...................    9

Proposed Amendments To Non-Emplyee Directors Stock Option Plan ............   10

Transactions With Management ..............................................   11

Compensation Committee Interlocks and Insider Participation ...............   11

Approval of Appointment of Auditors .......................................   12

Stockholder Proposals for 1996 Annual Meeting .............................   12

Compliance With Section 16(a) of the Exchange Act .........................   12

Other Matters .............................................................   12

Miscellaneous .............................................................   13

Exhibit A - Fourth Amendment to Non-Employee Directors Stock Option Plan ..   14

                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 26, 1995


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Data Transmission Network Corporation, a Delaware corporation (the "Company"), to be used at the Annual Meeting of Stockholders (the "Meeting") to be held at the Holiday Inn - Old Mill, 655 North 108th Avenue, Omaha, Nebraska on Wednesday, April 26, 1995, at 10:00 A.M. Omaha time. Stockholders of record at the close of business on March 1, 1995 are entitled to notice of and to vote at the Meeting. The Company's principal executive offices are located at 9110 West Dodge Road, Suite 200, Omaha, Nebraska 68114.


                                    PROXIES

     Proxies are being solicited by the Board of Directors of the Company with all costs of the solicitation to be paid by the Company. If the accompanying proxy is executed and returned, the shares represented by the proxy will be voted as specified therein. A stockholder may revoke any proxy given pursuant to this solicitation by delivering to the Company prior to the Annual Meeting a written notice of revocation or by attending the Meeting and voting in person. This notice of Annual Meeting of Stockholders, proxy statement and accompanying proxy card are first being mailed to stockholders on or about March 15, 1995.


                               VOTING SECURITIES

     At March 1, 1995, the Company had issued and outstanding 3,292,935 shares of the Company's $.001 par value common stock. The Company has no other class of voting securities outstanding. Each stockholder voting in the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such stockholder's shares are entitled, or may distribute such votes on the same principle among as many candidates as the stockholder chooses, provided that votes cannot be cast for more than the total number of directors to be elected at the Meeting. The seven nominees receiving the most votes at the Meeting will be elected as directors. Each share has one vote on all other matters. An affirmative vote of a majority of the shares present in person or by proxy at the meeting is required for approval of all items being submitted to the stockholders for their consideration.

     In accordance with Delaware law, a shareholder entitled to vote for the election of directors can withhold authority to vote for all nominees or for certain nominees for directors. Abstentions from either or both of the proposals to amend the Company's Non-Employee Directors Stock Option Plan or to ratify the appointment of auditors are treated as votes against the particular proposal. Broker non-votes on either or both of the proposals to amend the Non-Employee Directors Stock Option Plan, or to ratify the appointment of auditors are treated as shares as to which voting power has been withheld by the beneficial holders of those shares and, therefore, as shares not entitled to vote on the proposal as to which there is the broker non-vote.

                             ELECTION OF DIRECTORS

     At the Meeting, the stockholders will elect a board of seven directors for a term extending until the 1996 annual meeting of stockholders of the Company and until their respective successors have been elected and qualify. The Board of Directors has nominated for election or re-election as directors: Roger R. Brodersen, Robert S. Herman, David K. Karnes, J. Michael Parks, Jay E. Ricks, Greg T. Sloma and Roger W. Wallace. All of the nominees (except Jay E. Ricks) presently are serving as directors of the Company. Proxies may be voted for seven directors.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may amend the By-Laws and reduce the size of the Board. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     Set forth below is certain information as of March 1, 1995, with respect to the nominees for election as directors of the Company. The information relating to their respective business experience was furnished to the Company by such persons.

     Nominee                       Age       Positions and Offices with the Company       Director Since
- -------------------                ---       --------------------------------------       --------------
Roger R. Brodersen                 49        Chairman of the Board, President,
                                             Chief Executive Officer and Director              1984

Robert S. Herman                   42        Senior Vice President and Director                1984

David K. Karnes                    46        Director                                          1989

J. Michael Parks                   44        Director                                          1990

Jay E. Ricks                       62        Nominee                                            --

Greg T. Sloma                      43        Chief Operating Officer, Executive
                                             Vice President and Director                       1993

Roger W. Wallace                   38        Senior Vice President and Director                1984

     Mr. Brodersen has served as Chairman of the Board, President, and Chief Executive Officer of the Company since 1984.

     Mr. Herman has served as Senior Vice President of the Company since 1989. He served as Vice President of the Company from 1984 to 1989.

     Mr. Karnes has served as President and Chief Executive Officer of The Fairmont Group, Inc., a Financial Services and Consulting Firm, since 1989. He also has served as Chairman of the Federal Home Loan Bank of Topeka since 1989. Mr. Karnes served as a United States Senator from 1987 to 1988.

     Mr. Parks served as President and Chief Operating Officer of First Data Resources Inc. from November 1993 to December 1994 and President of the Merchant Services Group of First Data Resources Inc. from December 1991 to November 1993. He also served as President and Chief Executive Officer of Call Interactive, an affiliate of First Data Resources Inc., from 1989 to 1991. From 1976 to 1989, Mr. Parks served as President or Senior Vice President of various American Express Information Services Companies or their subsidiaries.

     Mr. Ricks has served as Chairman of Douglas Communications Corporation, an operator of cable television systems, since 1990. He was a partner in the law firm of Hogan & Hartson in Washington, D.C., from 1970 to 1990. Mr. Ricks is a director of Intelcom Group, Inc., a competitive access provider and operator of several satellite teleports, since 1992.

     Mr.  Sloma  has  served  as Chief  Operating  Officer  and  Executive  Vice
President of the Company since January 1994. He served as Executive Vice President and Chief Financial Officer of the Company from April 1993 to December 1993. From 1983 to 1993, Mr. Sloma was a Tax Partner at Deloitte & Touche.

     Mr. Wallace has served as Senior Vice President of the Company since 1989. He served as Vice President of the Company from 1984 to 1989.

Board Meetings and Committees

     The Board of Directors met four times during the fiscal year ended December 31, 1994. During fiscal 1994, all directors attended all of the meetings of the Board of Directors and related committees on which they served. The Company does not have a Standing Nominating Committee.

     The Audit Committee recommends the selection of the independent auditors, reviews the scope of the audits performed by them and reviews their audit report and any recommendations made by them relating to internal financial controls and procedures. Members of the Audit Committee, which met twice during fiscal 1994, are David Evans, David Karnes, J. Michael Parks and Greg T. Sloma.

     The Compensation Committee reviews and makes recommendations to the Board of Directors regarding officers' compensation and the Company's employee benefit plans; provided, however, the Compensation Committee administers the Company's Stock Option Plan of 1989 through its Stock Option Plan Subcommittee, consisting of all members of the Compensation Committee other than Greg Sloma. Members of the Compensation Committee, which met once during fiscal 1994, are David Evans, David Karnes, J. Michael Parks and Greg Sloma.

Directors Compensation

     During fiscal 1994, each member of the Board of Directors who was not an employee of the Company received an annual retainer fee of $8,000 plus $700 for each Board of Directors meeting attended and $400 for each Board committee meeting attended. In 1994, each director who was not an employee of the company, received options under the Non-Employee Directors Stock Option Plan to purchase 1,000 shares of the Company's common stock at an exercise price of $26.50 per share.

             OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as to the beneficial ownership of the Company's common stock by each person or group who, as of March 1, 1995, to the knowledge of the Company, beneficially owned more than 5% of the Company's common stock:

     Name and Address of                    Amount and Nature        Percent of
      Beneficial Owner                        of Ownership             Class
- --------------------------                  -----------------        ----------
Roger R. Brodersen                                569,978 (1)           17.3%
16705 Ontario Plaza
Omaha, NE  68130

Furman Selz Incorporated                          321,800 (2)            9.8%
230 Park Avenue
New York, NY  10169

Peter H. Kamin and Peak Investment                223,500 (3)            6.8%
Limited Partnership as a group
One Financial Center, Suite 1600
Boston, MA  02111

Wellington Management Company                     173,200 (4)            5.3%
75 State Street
Boston, MA  02109

(1) This includes 13,050 shares held in a trust for the benefit of Mr. Brodersen's children, 9,100 shares beneficially owned by Mr. Brodersen's spouse, 23,435 shares subject to options that may be exercised within 60 days of March 1, 1995, and 5,139 shares allocated to Mr. Brodersen through his participation in the Company's 401(k) Savings Plan.

(2) According to a Schedule 13G, amended through February 21, 1995, Furman Selz Incorporated has sole voting and sole dispositive power over such shares.

(3) According to a Schedule 13D, amended through December 30, 1994, Peak Investment Limited Partnership ("Peak") is the beneficial owner of 213,500 of these shares for which it has sole voting and sole dispositive power. Peter H. Kamin is the sole general partner of Peak with sole voting and sole dispositive power over the shares owned by Peak and therefore also may be deemed to be the beneficial owner of such 213,500 shares. According to the Schedule 13D, Mr. Kamin also is the beneficial owner of an additional 10,000 shares for which he has sole voting and sole dispositive power.

(4) According to a Schedule 13G, amended through February 3, 1995, Wellington Management Company is the beneficial owner of 173,200 shares which are owned by its investment advisory clients. In its capacity as investment advisor to such clients, Wellington Management Company has shared voting power over 52,200 shares and shared dispositive power over 173,200 shares.

     The following table sets forth information as to the shares of common stock of the Company beneficially owned as of March 1, 1995, by each director of the Company, by each nominee for election as a director of the Company, by each of the executive officers named in the Summary Compensation Table beginning on page 6, and by all directors and executive officers of the Company as a group:

                                   Amount and Nature              Percent of
     Beneficial Owner              of Ownership (1)                 Class (2)
- ------------------------           -----------------
Roger R. Brodersen                       569,978 (3)                  17.3%

David L. Evans                             6,733 (4)                      *

Robert S. Herman                         141,274 (5)                   4.3%

David K. Karnes                           16,145 (6)                      *

James J. Marquiss                         43,776 (7)                   1.3%

J. Michael Parks                           8,833 (8)                      *

Jay E. Ricks                               1,000                          *

Greg T. Sloma                             24,228 (9)                      *

Roger W. Wallace                          83,523 (10)                    2.5%

All directors and executive officers
as a group (15 persons)                  925,575 (11)                   28.1%

* Less than 1.0%

(1) The number of shares in the table include interests of the named persons, or of members of the direc- tors and executive officers as a group, in shares held by the trustee of the Company's 401(k) Savings Plan. The beneficial owners have sole investment power over these shares but do not have sole voting power.

(2) Shares subject to options exercisable within 60 days of March 1, 1995 are deemed to be outstanding for the purpose of computing the percentage ownership of persons beneficially owning such options but have not been deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) Includes 13,050 shares which are held in trust for Mr. Brodersen's children, 9,100 shares beneficially owned by Mr. Brodersen's spouse, 23,435 shares subject to options exercisable within 60 days of March 1, 1995, and 5,139 shares allocated to Mr. Brodersen through his participation in the Company's 401(k) Savings Plan.

(4) Includes 6,333 shares subject to options exercisable within 60 days of March 1, 1995.

(5) Includes 21,683 shares subject to options exercisable within 60 days of March 1, 1995, 9,600 shares beneficially owned by Mr. Herman's spouse, and 4,097 shares allocated to Mr. Herman through his participation in the Company's 401(k) Savings Plan.


                                       5

(6) Includes 6,333 shares subject to options exercisable within 60 days of March 1, 1995.

(7) Includes 14,958 shares subject to options exercisable within 60 days of March 1, 1995 and 3,818 shares allocated to Mr. Marquiss through his participation in the Company's 401(k) Savings Plan.

(8) Includes 5,833 shares subject to options exercisable within 60 days of March 1, 1995.

(9) Includes 17,000 shares subject to options exercisable within 60 days of March 1, 1995 and 5,128 shares allocated to Mr. Sloma through his participation in the Company's 401(k) Savings Plan.

(10) Includes 21,683 shares subject to options exercisable within 60 days of March 1, 1995, 1,500 shares beneficially owned by Mr. Wallace's spouse, and 4,088 shares allocated to Mr. Wallace through his participation in the Company's 401(k) Savings Plan.

(11) Includes 144,865 shares subject to options exercisable within 60 days of March 1, 1995, 13,050 shares held in trust for the children of executive officers and directors, 20,200 shares owned beneficially by spouses of executive officers and directors, and 24,315 shares allocated to executive officers through their participation in the Company's 401(k) Savings Plan.

                             EXECUTIVE COMPENSATION

     The following table sets forth information with respect to the Chief Executive Officer and the four remaining most highly compensated executive officers of the Company for the fiscal year ended December 31, 1994.


                                                       Summary Compensation Table
- ------------------------------------------------------------------------------------------------------------------------------
                                                         Annual Compensation                 Long Term
                                               ----------------------------------------     Compensation
                                                                                          ----------------
       (a)                              (b)         (c)            (d)          (e)               (f)                 (g)
- ---------------------------------      ----    ------------     --------    -----------   ----------------      ---------------
                                                                              Other            Securities
                                                                              Annual          Underlying
  Name and Principal                                                          Compen-          Options             All Other
      Position                         Year       Salary          Bonus      sation (1)       (shares)          Compensation(2)
- ---------------------------------      ----    ------------     --------    -----------   ----------------      ---------------
Roger R. Brodersen                     1994      $165,000       $ 80,217        $0              10,000              $9,240
Chairman, President                    1993       157,000         79,497         0               6,000               8,994
& Chief Executive Officer              1992       152,500         71,734         0               6,000               8,728

Greg T. Sloma                          1994       135,000         65,712         0               6,000               2,464
Chief Operating Officer &              1993        93,462         35,360         0              30,000                   0
Executive Vice President               1992          --             --           -                --                   --

Robert S. Herman                       1994       110,000         71,304         0               5,000               6,160
Senior Vice President                  1993       104,000         70,922         0               4,500               6,165
                                       1992       100,000         64,560         0               4,500               6,530

Roger W. Wallace                       1994       110,000         70,108         0               5,000               7,204
Senior Vice President                  1993       104,000         70,970         0               4,500               6,998
                                       1992       100,000         64,560         0               4,500               6,530

James J. Marquiss                      1994       110,000         62,540         0               3,000               6,902
Vice President                         1993        80,000         87,889         0               3,000               7,027
                                       1992        69,000         79,112         0               2,250               5,900

                                       6

(1) Excludes perquisites and other benefits because the aggregate of such compensation was less than either $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer.

(2) The amounts included in the All Other Compensation column represent 401(k) matching contributions made by the Company.

     The following table shows, as to the Chief Executive Officer and the four remaining most highly compensated executive officers of the Company, information about stock option grants in fiscal 1994. The Company does not grant any Stock Appreciation Rights.

                                      Option Grants In Last Fiscal Year
- -------------------------------------------------------------------------------------------------------
                                             Individual Grants
- -------------------------------------------------------------------------------------------------------
          (a)                   (b)             (c)               (d)          (e)            (f)
- -----------------------      ------------   ------------      -----------    --------   ---------------
                              Number of
                              Securities      Percent of
                              Underlying    Total Options
                               Options       Granted to        Exercise                    Grant Date
                               Granted      Employees In         Price      Expiration      Present
          Name               (shares) (1)    Fiscal 1994      (Per share)       Date        Value (2)
- -----------------------      ------------   ------------      -----------    --------   --------------
Roger R. Brodersen                 10,000         11.3%           $ 29.15     1-03-99          $35,500
Greg T. Sloma                       6,000          6.8%             26.50     1-03-04           49,300
Robert S. Herman                    5,000          5.7%             26.50     1-03-04           41,100
Roger W. Wallace                    5,000          5.7%             26.50     1-03-04           41,100
James J. Marquiss                   3,000          3.4%             26.50     1-03-04           24,700

(1) The options listed above were granted on January 3, 1994 under the Company's Stock Option Plan of 1989.

(2) As suggested by the Securities & Exchange Commission's rules on executive compensation, the Company used the Black-Scholes model of option valuation to determine grant date present value. The Company does not necessarily agree that the Black-Scholes model can properly determine the value of an option. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance that the value realized will be at or near the value estimated by the Black-Scholes model.

         The following table provides information on option exercises in fiscal 1994 and the value of unexercised options at December 31, 1994 for the Chief Executive Officer and the four remaining most highly compensated executive officers.

                                   Aggregated Option Exercises In Last Fiscal Year
                                          and Fiscal Year End Option Values
- --------------------------------------------------------------------------------------------------------------

                                                         Number of Securities
                                                        Underlying Unexercised        Value of Unexercised
                           Shares                         Options at Fiscal           In-the-Money Options
                          Acquired                        Year End (shares)           At Fiscal Year End(1)
                             On            Value     ---------------------------  ----------------------------
       Name               Exercise       Realized     Exercisable  Unexercisable   Exercisable   Unexercisable
- -------------------       --------       --------    ------------  -------------  ------------   -------------
Roger R. Brodersen          4,000         $48,680       16,102          16,000        $43,500        $11,000
Greg T. Sloma                --                 0        7,500          28,500         18,800         56,300
Robert S. Herman             --                 0       17,016           9,500         60,900         14,300
Roger W. Wallace             --                 0       17,016           9,500         60,900         14,300
James J. Marquiss            --                 0       12,208           5,750         42,600          8,400

(1) The closing "bid" price of the Company's common stock as quoted by NASDAQ on December 31, 1994 was $16.50. The values shown are computed based upon the difference between this price and the exercise price of the underlying options.

Performance Graph

     The following performance graph compares the performance of the Company's common stock to the Center for Research in Securities Prices (CRSP) Total Return Index for the NASDAQ Stock Market (U.S. Companies) and to the CRSP Total Return Industry Index for NASDAQ Telecommunications Stocks. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at December 31, 1989.

Performance Graph in Tabular Form:

                   COMPARISON OF FIVE YEAR CUMULATIVE RETURN
                   -----------------------------------------
                               1989     1990     1991     1992     1993     1994
                               ----     ----     ----     ----     ----     ----
DTN Common Stock                100       77       77       91      169      110

NASAQ Total Return Index        100       85      136      159      181      177

NASDAQ Telecommunications
Industry Index                  100       67       93      114      176      146

                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

Compensation Philosophy

     The Company strives to apply a consistent philosophy on compensation for all employees, including senior management. The goals of the compensation program are to directly link compensation with corporate profitability and the enhancement of the underlying value of the Company's business. The following objectives are used by the Company and the Compensation Committee as guidelines for compensation decisions:

     o Provide a competitive total compensation package that allows the Company to attract and retain the best people possible.

     o The Company  pays for  performance.  Employees  are  rewarded  based upon
       corporate   performance,   business  unit   performance   and  individual
       performance.

     o Provide  variable   compensation   programs  that  are  linked  with  the
       performance of the Company and that align executive compensation with the interests of shareholders.

Compensation Program Components

     The Committee annually reviews the Company's compensation program to ensure that pay levels and incentive opportunities are competitive and reflect the performance of the Company. The components of the compensation program for executive officers, which are comparable to those used for all employees, are outlined below.

     Base Salary - Base pay levels are determined by reviewing competitive positions in the market, including comparisons with companies of similar size, complexity and growth rates. Modest increases in base salary were recommended by senior management for fiscal 1994 for the Chief Executive Officer and the other named executives in the compensation table, and the Committee acted in accordance with this recommendation.

     Annual Incentive Compensation - The large majority of the Company's employees, including the executive officers, participate in an annual bonus plan. For fiscal 1994, the bonus pool amounted to eight percent of the Company's income before income taxes and depreciation expense. The five executive officers named in the Summary Compensation Table received approximately thirty-five percent of this bonus pool.

     Stock Option Program - The purpose of this program, which is available to the large majority of employees, is to provide additional incentives to employees to work to maximize long-term shareholder value. It also uses vesting periods to encourage key employees to continue in the employ of the Company. The number of stock options granted to executive officers is based on competitive practices.

                             Compensation Committee
                           of the Board of Directors
                                 David L. Evans
                                David K. Karnes
                                J. Michael Parks
                                 Greg T. Sloma

        PROPOSED AMENDMENTS TO NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

     The Company's Non-Employee Directors Stock Option Plan (the "Plan") provides for the grant of options to purchase shares of the Company's common stock to members of the Board of Directors who are not employed by the Company. The Plan is administered by the Non-Employee Directors Stock Option Committee of the Board of Directors, consisting of employee directors (the "Committee").

     Options granted under the Plan are exercisable after one year from the date of their grant and they terminate no later than ten years from the date of their grant. No options shall be granted at an exercise price less than 100% of the fair market value of the shares on the date of the grant. No cash consideration is to be received by the Company for the granting of options pursuant to the Plan.

     The Plan currently provides for a total of 30,000 shares of the Company's common stock, either newly issued or treasury shares, for which options may be granted under the Plan. The Board of Directors proposes the adoption of the Fifth Amendment to the Plan which accompanies this Proxy Statement as Exhibit "A" (the "Fifth Amendment"). If approved by the stockholders, the Fifth Amendment will amend the Plan by increasing from 30,000 to 70,000 the total number of shares for which options may be granted under the Plan.

     Subject to the express provisions of the Plan, the Committee has complete authority, in its discretion, to interpret the Plan. The Plan provides a formula for determining the award of stock options to non-employee directors of the Company. The current formula provides for an initial option for 1,000 shares to be awarded upon a non-employee first becoming a director of the Company. In addition, in the month of January of each year each non-employee director who is willing to continue as a director and who is to be nominated by the Board of Directors for election as a director at the next annual meeting of stockholders, shall be awarded an option for 1,000 shares. If approved by the stockholders, the Fifth Amendment will amend the Plan, retroactive to January 4, 1995, by changing the formula to provide for an option for 2,500 shares to be awarded upon a non-employee being elected or re-elected as a director of the Company at a meeting of stockholders of the Company and upon such person being appointed a director of the Company to fill a vacancy on the Board of Directors of the Company. In addition, upon approval of the Fifth Amendment by the stockholders, the Board of Directors of the Company will terminate the annual retainer fee of $8,000 currently paid to each non-employee director of the Company.

     In the event of any change in the number of issued shares of common stock of the Company through stock splits, dividends, or other change in capitalization, the total number of shares for which options may be granted under the Plan is to be adjusted so that the aggregate consideration due the Company and the value of each benefit shall not change.

     The Plan provides for the issuance of non-qualified options. There generally are not federal income tax consequences either to the participant or the Company upon the grant of an option under the Plan. Upon the exercise of a stock option pursuant to the Plan, the amount by which the fair market value of the common stock of the Company on the date of exercise exceeds the option exercise price generally will be taxable to the participant as compensation income and generally will be deductible for income tax purposes by the Company. The disposition of shares of common stock of the Company acquired upon the exercise of a stock option pursuant to the Plan generally will result in a capital gain or loss for the participant but will have no tax consequences for the Company.

     Of the persons nominated by the Board of Directors to serve as directors of the Company, three are not employed by the Company. If such persons are elected or re-elected as directors at the Meeting and the Fifth Amendment is approved by the stockholders, then each of them would receive during fiscal year 1995 an option for 2,500 shares of common stock on the Company. The value a participant may realize from an option will depend on the excess of the stock price over the exercise price on the date the option is exercised, if any. Since the number of directors not employed by the Company may be increased or decreased, the number of participants in the Plan is not presently determinable. The closing "bid" price of the common stock of the Company on March 1, 1995, as reported in The Wall Street Journal, was $ 21.75.

     The Board of Directors has unanimously approved, and recommends to the stockholders for their approval and adoption, the Fifth Amendment which will increase from 30,000 to 70,000 the total number of shares for which options may be granted under the Plan. In addition, the Fifth Amendment will increase from 1,000 to 2,500 the number of shares for which options are to be awarded to a non- employee upon being elected, re-elected or appointed a director of the Company and change the timing of the award of such options as described above. The approval of the Fifth Amendment will cause the termination of the annual retained fee of $8,000 currently paid to each non-employee director of the Company.

     The Board of Directors has determined that the ability of the Company to continue to attract and retain highly qualified directors will be enhanced by the continued grant of options under the Plan and, accordingly, recommends a vote FOR adoption of the Fifth Amendment. The affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy at the Meeting is required for the adoption of the Fifth Amendment.

     The full text of the Plan, which is incorporated herein by reference, is available without charge by oral or written request to the Company Secretary, Data Transmission Network Corporation, 9110 West Dodge Road, Suite 200, Omaha, Nebraska 68114, telephone (402) 390-2328. A copy of the Plan document will be sent by first class mail to the requesting party promptly upon receipt of the request by the Company Secretary.

                          TRANSACTIONS WITH MANAGEMENT

     No reportable transactions occurred during fiscal 1994 between the Company and its officers and directors.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The following directors served on the Compensation Committee of the Company's Board of Directors: David Evans, David Karnes, J. Michael Parks and Greg Sloma. Mr. Sloma, because he is an officer and employee of the Company, abstains from all votes dealing with officer compensation. Also, only Mr. Evans, Mr. Karnes and Mr. Parks are members of the Stock Option Plan Subcommittee of the Compensation Committee which administers the Company's Stock Option Plan of 1989.

                      APPROVAL OF APPOINTMENT OF AUDITORS

     The Board of Directors has, upon the recommendation of the Audit Committee, appointed the firm of Deloitte & Touche LLP to audit the Company's financial statements for the fiscal year ending December 31, 1995, subject to ratification by the stockholders of the Company. Deloitte & Touche LLP served as the Company's auditors for the 1994 fiscal year.

     Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, and voting at the Meeting. If the stockholders should not ratify the appointment of Deloitte & Touche LLP, the Board of Directors will reconsider the appointment.

     A representative of Deloitte & Touche LLP is expected to be present at the meeting, will have an opportunity to make a statement if desired, and will be available to respond to appropriate stockholder questions.

     The Board of Directors recommends a vote FOR the approval of the appointment of Deloitte & Touche LLP as independent auditors for the Company.

                 STOCKHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

     Proposals of stockholders for which consideration is desired at the 1996 Annual Meeting of Stockholders must be received by the Company no later than December 31, 1995, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of the Company's common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. The Company believes that during the fiscal year ended December 31, 1994, its officers, directors and holders of more than 10% of the Company's common stock complied with all Section 16(a) filing requirements. In making these statements, the Company has relied solely upon a review of Forms 3 and 4 furnished to the Company during its most recent fiscal year, Forms 5 furnished to the Company with respect to its most recent fiscal year, and written representations from reporting persons that no Form 5 was required.

                                 OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in the Proxy Statement. However, if any other matters should properly come before the meeting, the persons named in the accompanying form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgement.

MISCELLANEOUS

     The cost of solicitation of proxies will be borne by the Company. The Company will, upon request, reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegram or telephone without additional compensation. The Company has retained First National Bank of Omaha, the Company's stock transfer agent, to assist in the distribution and solicitation of proxies at a cost of approximately $2,500, including the reimbursement of certain expenses.

     As stated in this proxy, the Company's amended Non-Employee Directors Stock Option Plan is incorporated by reference into this proxy statement.

     The Company's Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on March 1, 1995. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of this proxy solicitation material nor as having been incorporated herein by reference.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report on page 9 and the Performance Graph on page 8 shall not be incorporated by reference into any such filings.


                             THE BOARD OF DIRECTORS

Omaha, Nebraska
March 10, 1995



A COPY OF THE FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, DATA TRANSMISSION NETWORK CORPORATION, 9110 WEST DODGE ROAD, SUITE 200, OMAHA, NEBRASKA 68114.

                                   Exhibit A

                               FIFTH AMENDMENT TO
                     DATA TRANSMISSION NETWORK CORPORATION
                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


PREAMBLE

     Data Transmission Network Corporation, a Delaware corporation (the "Company"), adopted the Data Transmission Network Corporation Stock Option Plan of 1989 (the "Plan") effective as of February 15, 1989. The Plan was previously amended by a First Amendment effective as of January 15, 1990, a Second Amendment effective as of January 2, 1991, a Third Amendment effective as of May 1, 1991, and a Fourth Amendment effective as of January 3, 1994. Section 1 of
Article III of the Plan permits the Board of Directors of the Company or any authorized committee of the Board of Directors to amend the Plan from time to time without shareholder approval being required under certain circumstances. Except as modified by or specifically defined in this Fifth Amendment, capitalized terms used in this Fifth Amendment shall have the meanings given to such terms in the Plan.


AMENDMENT

     Subject to ratification and approval by the shareholders of the Company at their annual meeting to be held on April 26, 1995, the Plan is hereby amended, effective as of January 4, 1995, as follows:

     1.   Subsection 4 of Article I and  subsections (a) and (b) of Section 1 of
          Article II of the Plan shall be amended by increasing from 30,000 Shares to 70,000 Shares the total number of Shares for which Options may be granted under the Plan.

     2. That portion of Section 3 of Article II of the Plan preceding Subsection (a) thereof shall be amended in its entirety to read as follows:

     "Awards and Conditions of Options. An Option for 2,500 Shares shall be awarded to each Non-Employee Director each time such person is elected or re-elected a Director of the Company at a meeting of the shareholders of the Company and upon such person being appointed a Director of the Company to fill a vacancy on the Board of Directors of the Company. The Options to be award ed shall be subject to the following terms and conditions:".


     3. Except as specifically amended by this Fifth Amendment, the Plan, as previously amended, shall remain in full force and effect and is hereby ratified and confirmed.

                           (Intentionally Left Blank)

                  DATA TRANSMISSION NETWORK CORPORATION PROXY
            Annual Meeting of Stockholders To Be Held April 26, 1995

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Roger R. Brodersen and Brian L. Larson, or either of them, as proxies of the undersigned, with full power of substitution to either of them, and hereby authorizes them to vote as designated below all shares of common stock of Data Transmission Network Corporation held of record by the undersigned on March 1, 1995 at the Annual Meeting of Stockholders to be held on April 26, 1995 and at any adjournments thereof (a) on the following matters and (b) on any other matters that properly may come before the meeting or any adjournments thereof:


1.  ELECTION OF DIRECTORS

          FOR all nominees listed below (except as marked)
    -----

          WITHHOLD AUTHORITY to vote for all nominees listed below
    -----


(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), draw a line through the nominee's name below.)

    Roger R. Brodersen   Robert S. Herman     David K. Karnes   J. Michael Parks
    Jay E. Ricks         Greg T. Sloma        Roger W. Wallace

2.  PROPOSAL TO AMEND NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

                AGAINST                                 ABSTAIN
          ----                                     ----
3. RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP as independent auditors of the Corporation for fiscal year ending December 31, 1995

                AGAINST                                 ABSTAIN
          ----                                     ----

This proxy will be voted as specified. IF NO SPECIFICATION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Data Transmission Network Corporation to be held on April 26, 1995 and the Proxy Statement for such meeting.

Dated                             , 1995
      ---------------------------          -----------------------------------


                                           -----------------------------------
                                                  (Signature of Stockholder)

Note: Please sign exactly as name appears on stock certificate (as Indicated on reverse side). All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized person. If a partnership, please sign in partnership name by a partner.

                                  APPENDIX TO
                                PROXY STATEMENT




     A copy of the restated and amended Non-Employee Directors Stock Option Plan of Data Transmission Network Corporation accompanies this appendix.

                  [Restated to incorporate changes from first, second, third, fourth, and fifth amendments]

                     DATA TRANSMISSION NETWORK CORPORATION
                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

                         ARTICLE I. GENERAL PROVISIONS

     Section 1. Purpose. The Data Transmission Network Corporation Non-Employee Directors Stock Option Plan (the "Plan") is designed to attract and retain Non-Employee Directors of exceptional ability and to solidify the common interest of Directors and stockholders in enhancing the value of the Company's shares.

     Section 2. Definitions. Except where the context otherwise indicates, the following definitions apply:
     "Board" means Board of Directors of the Company.
     "Committee" means the Non-Employee Directors Stock Option Committee of the Board, which Committee shall consist of three or more members of the Board as may be appointed by the Board to administer this Plan.
     "Company"  means  Data  Transmission   Network   Corporation,   a  Delaware
      corporation.
     "Director" means a member of the Board.
     "Effective Date" means February 15, 1989.
     "Fair Market Value" means, with respect to any given day, the closing "bid" price of the Company's Shares as reported by the NASDAQ System for such day, or if no quotation shall have been made for that day, for the next preceding day for which there was a quotation, if within seven days thereof, or otherwise as determined in good faith by the Committee.
     "Non-Employee Director" means a member of the Board who is not employed by the Company or any Subsidiary thereof.
     "Participant" means a Non-Employee Director to whom a Stock Option has been granted.
     "Shares" means shares of $.001 par value common stock of the Company, and any shares of stock or other securities received as a result of a Share adjustment as set forth in Section 4 of this Article I.
     "Stock Option" or "Option" means a stock option granted pursuant to this Plan.
     "Subsidiary" means any corporation (or partnership, joint venture, or other enterprise) (i) of which the Company owns or controls, directly or indirectly, 50% or more of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power) or
(ii) which the Company otherwise controls (by contract or any other means). "Control" means the power to direct or cause the direction of the management and policies of a corporation, partnership, joint venture, or other enterprise.
     "Termination of Service" means the discontinuance of the service of any Non-Employee Director as a member of the Board for any reason.

      Section 3.  Administration.
     (a) This Plan shall be administered by the Committee. No member of the Board who has previously been or is eligible to receive a Stock Option shall be a member of the Committee.

     (b) The Committee shall have the exclusive right to interpret this Plan. All acts and decisions of the Committee with respect to any questions arising in connection with the administration and interpretation of this Plan, including the severability of any and all of the provisions hereof, shall be conclusive, final and binding upon all Participants.

     (c) The Committee may adopt and amend, from time to time, rules and regulations of general application for the administration of this Plan, including terms and conditions related to the receipt and exercise of Options. Such rules and regulations may include, at the Committee's discretion, the provision by the Company of loans for the purpose of financing the exercise of Options, and the amount of taxes payable in connection therewith.

     (d) Without  limiting  the  foregoing  Sections  3(a),  (b) and (c) of this
Article I (and notwithstanding any other provisions of this Plan), the Committee is authorized to take such action as it reasonably determines to be necessary or advisable, and fair and equitable to Participants, with respect to Options in the event of a merger of the Company with, consolidation of the Company into, or the acquisition of the Company by another corporation, a sale or transfer of all or substantially all of the assets of the Company to another corporation or any other person or entity, a tender or exchange offer for Shares made by any corporation, person or entity (other than the Company), or other reorganization in which the Company will not survive as an independent, publicly owned corporation. The Committee may take such actions pursuant to this Section 3(d) by adopting rules and regulations of general applicability to all Participants. The Committee may take such actions as part of the grants or before or after the public announcement of any such merger, consolidation, acquisition, sale or transfer of assets, tender or exchange offer or other reorganization.

     Section 4. Share Adjustments. In the event that at any time or from time to time a stock dividend, stock split, recapitalization, merger, consolidation, or other change in capitalization, or a sale by the Company of all or part of its assets, or any distribution to stockholders other than a cash dividend results in (a) the outstanding Shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares of stock or other securities of the Company, or for shares of stock or other securities of any other corporation, or (b) new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding Shares, then:

     (i) the limitation of 70,000 Shares set forth in Section l(a) of Article II of this Plan;

     (ii) the number and class of Shares that may be subject to Stock Options and which have not been issued or transferred under Stock Options; and

    (iii) The purchase price to be paid per Share under unexercised Stock Options; shall in each case be equitably adjusted as determined by the Committee in its sole discretion.

                                ARTICLE II. PLAN
     Section 1. Option Shares.

     (a) The total number of Shares for which Options may be granted under this Plan shall not exceed 70,000 Shares, subject to: (A) the adjustments provided for in Section 4 of Article I of this Plan and (B) the provisions of Section 1
(b) of this Article II. Such Shares may be authorized but unissued Shares, or treasury Shares, or both.

     (b) In the event that any unexercised Stock Option granted hereunder lapses or ceases to be exercisable for any reason other than a surrender of the Option pursuant to Section I (c) of this Article II, the Shares subject to such Option shall again be available for Option grants under this Plan without again being charged against the limitation of 70,000 Shares set forth in Section l(a) of this Article II. Any amendment of any Option by the Committee pursuant to
Section 3 of Article I of this Plan shall not be considered the grant of a new Option.

     (c) In the event of Termination of Service for death, disability, hardship or unusual circumstances as determined by the Committee, the Committee may, with the consent of the Participant or his or her legal representative, authorize payment, in cash or in Shares, or partly in cash and partly in Shares, as the Committee may direct, of an amount equal to the difference at the time between the Fair Market Value of the Shares subject to an Option and the Option exercise price in consideration of the surrender of the Option. In such an event the Shares subject to the Option so surrendered shall be charged against the limitations set forth in Section l(a) of this Article II.


     Section 2. Incidents of Options.

     (a) Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Committee, including any provisions as to continued service as a member of the Board as consideration for the grant or exercise of such Option and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority. Unless otherwise provided at the time of any Option grant and except as otherwise specifically provided in this Plan, Options shall only be exercisable by a Participant as follows:

                                                             Percentage of Total
                                                               Shares Per Option
                                                               Grant Exercisable
                                                             -------------------

         On and after twelve (12) months from
         the Option grant date ....                                   100%

If the application of the foregoing vesting schedule would result in a fractional Share being issuable upon the exercise of an Option, the number of shares vested shall be rounded up to the next full Share, but not to exceed in the aggregate the original grant total. Notwithstanding the foregoing, in the event of a disposition of the majority of common stock of the Company, or all or a substantial part of its assets, in one or a series of transactions involving merger, consolidation, recapitalization, liquidation or dissolution, conveyance, sale, transfer, assignment, or other method of disposition, the Options shall then be immediately exercisable by a Participant.

     (b) A Stock Option shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution or pursuant to a "qualified domestic relations order" (as defined by Title I of the Employee Retirement Income Security Act), and shall be exercisable during the lifetime of the Participant only by him or her or by his or her guardian or legal representative.


     Section 3. Awards and Conditions of Options. An Option for 2,500 Shares shall be awarded to each Non-Employee Director each time such person is elected or re-elected a Director of the Company at a meeting of the shareholders of the Company and upon such person being appointed a Director of the Company to fill a vacancy on the Board of Directors of the Company. The Options to be awarded shall be subject to the following terms and conditions:

     (a) The Option exercise price per Share shall be one hundred percent (100%) of the Fair Market Value at the time of the grant of the Option. Notwithstanding any contrary provision contained in this Plan, neither the Option nor the Shares issued to a Participant upon the exercise of such Option may be sold or transferred until at least six (6) months elapse from the date of the grant of the Option.

         (b) The Option may be exercised in full or in part from time to time within the specified exercise period of the Option; provided, however, that upon the Termination of Service of the Participant the Option may only be exercised prior to the later of (i) the date six (6) months after the Termination of Service or the date twelve (12) months after the Termination of Service if service terminated as a result of the death or total and permanent disability of the Participant as determined by the Committee or (ii) the date five (5) years after the date of the grant; and, provided, further, that no such period following the Termination of Service shall extend the specified exercise period of the Option. The specified exercise period of the Option shall be ten (10) years from the date of the grant or such shorter period as may be specified by the Committee in the grant.

     (c) In the event of Termination of Service due to death or total and permanent disability (as determined by the Committee), all Options granted more than twelve (12) months prior to such event shall, notwithstanding Section 2 of this Article II, become immediately exercisable.

     (d) The Option grant may include any other terms and conditions not inconsistent with this Plan as determined by the Committee.

                            ARTICLE III. AMENDMENTS

     Section 1. Amendment or Termination of Plan. The Board, the Committee or any other duly authorized committee of the Board may from time to time amend this Plan, or discontinue this Plan or any provision thereof, provided that no amendments to or modifications of this Plan shall, without the prior approval of the stockholders normally entitled to vote for the election of directors of the
Company:

     (a) change the number of Shares for which Stock Options may be granted, or the percentage thereof which may be made subject to Options granted to any one Non-Employee Director, as set forth in Section l(a) of Article II of this Plan;

     (b) make any member of the Committee eligible for the grant of a Stock Option;

     (c) limit or restrict the powers of the Committee with respect to the administration of this Plan except as may be required by any law, regulation or governmental order;

     (d) materially increase the benefits accruing to Participants under this Plan;

     (e) materially modify the requirements as to eligibility for participation under this Plan; or

     (f) change any of the provisions of this Article III. Notwithstanding the foregoing provisions of this Section 1, the provisions of Section 3 of Article II of this Plan shall not be amended more than once every six (6) months, unless such amendment is required because of changes in the Internal Revenue Code or the Employee Retirement Income Security Act.


     Section 2. Effect on Options. No amendment or discontinuance of this Plan or any provision thereof shall, without the written consent of the Participant, adversely affect any Stock Option theretofore granted to such Participant under this Plan.

                           ARTICLE IV. MISCELLANEOUS

     Section 1. Transfer. No Stock Option shall be transferable except as provided for herein in the case of death. If any Participant makes such a transfer in violation hereof, any obligation of the Company with respect to such Option shall forthwith terminate.

     Section 2. Segregated Fund. Nothing contained herein shall require the Company to segregate any monies from its general funds, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, nor require the Company to segregate any treasury Shares.

     Section 3. Governing Law. This Plan and all actions taken hereunder shall be governed by the laws of the State of Delaware.

     Section 4. Withholding. The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Option or the exercise thereof.

     Section 5. Construction. The Plan is intended to be construed so that participation in the Plan will be exempt from Section 16(b) of the Securities Exchange Act of 1934 pursuant to regulations and interpretations issued from time to time by the Securities and Exchange Commission.

     Section 6. Misconduct. If the Committee determines that any Non-Employee Director has (a) used for profit or disclosed to unauthorized persons confidential information or trade secrets of the Company or (b) breached any contract with or violated any fiduciary obligation to the Company, such Non-Employee Director shall forfeit all rights hereunder to the receipt or exercise of any Option.